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                                           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

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                                                          CVB Financial Corp.

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CVB Financial Corp. Letterhead

May 7, 2004

Dear Shareholder:

On April 7, 2004, we began mailing our proxy statement for our 2004 Annual Meeting of Shareholders.  This meeting will be held on
Wednesday, May 19, 2004.

On April 30, 2004, our accountants, Deloitte & Touche LLP, announced that they had decided not to stand for reelection.  Accordingly, we are removing our Proposal 2, Ratification of Appointment of Independent Public Accountants as an agenda item at the 2004 Meeting.

On May 7, 2004, we filed a Form 8-K with the Securities and Exchange Commission relating to this announcement.   A copy of that Form
8-K is available on the website of the Securities and Exchange Commission at www.sec.gov.

As set forth in the Form 8-K, the reports of Deloitte & Touche LLP on our consolidated financial statements for our last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principle in any respect.  In addition, during our last two fiscal years and through the period ended April 30,
2004, there were no disagreements between us and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Deloitte & Touche
LLP would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

Our audit committee is currently in the process of identifying a new accounting firm.  We will file another Form 8-K with the
Securities and Exchange Commission after our audit committee makes that appointment.

We look forward to seeing you at our 2004 Annual Meeting.

Sincerely,

/s/ D. Linn Wiley
 D. Linn Wiley
 President and
 Chief Executive Officer